Exhibit 10.1

ROSENTHAL & ROSENTHAL, INC.

1370 BROADWAY

NEW YORK, NY 10018

May 6, 2020

STEVEN MADDEN LTD.

STEVEN MADDEN RETAIL, INC.

DAMINEL M. FRIEDMAN ASSOCIATES, INC.

DIVA ACQUISITION CORP.

SML ACQUISITION CORP.

DOLCE VITA FOOTWEAR, INC.

DANIEL BARBARA ENTERPRISES, LLC

SCHWARTZ & BENJAMIN, INC.

BDS, INC.

QUINBY RIDGE ENTERPRISES, LLC

REPORT FOOTWEAR, INC.

B.B. DAKOTA, INC.

GREATS BRAND INC.

52-16 Barnett Avenue

Long Island City, NY 11104

Ladies and Gentlemen:

Reference is made to the Collection Agency Agreement entered into between Rosenthal & Rosenthal, Inc. and Steven Madden Ltd., dated July 10, 2009, and joined by each of the other undersigned affiliates of Steven Madden Ltd., as amended and/or supplemented (the “Agreement”). This will confirm that, effective the date hereof, Section 8.1 of the Agreement is hereby amended and restated as follows:

“8.1. Advances. In our sole discretion, in accordance with the terms of this Agreement, we will, from time to time, at your request, subject to the terms of the Combined Charges Agreement, (i)  advance to you sums (“Advances”); and/or (ii) cause to be opened for your account letters of credit issued by an L/C Bank (“Letters of Credit”), provided that the aggregate amount of (x) the Advances outstanding will not, after giving effect to such requested Advances, exceed the lesser of (a) 85% of the aggregate Net Amount of Eligible Receivables outstanding at the time of such request, less Reserves, if any (the “Receivables Availability”); and (b) $50,000,000 less the outstanding amount of undrawn Letters of Credit; and (y) the outstanding amount of undrawn Letters of Credit will not, after giving effect to such requested Letters of Credit, exceed the lesser of (a) the Receivables Availability; and (b) $15,000,000.”

Except as hereinabove specifically set forth, all of the terms and conditions of the Agreement shall remain in full force and effect, and shall continue unmodified.

Very truly yours,

ROSENTHAL & ROSENTHAL, INC.

By:	/s/ Gary Norman
Name: Gary Norman
Title: Executive Vice President

Agreed:

STEVEN MADDEN LTD.

STEVEN MADDEN RETAIL, INC.

DAMINEL M. FRIEDMAN ASSOCIATES , INC.

DIVA ACQUISITION CORP.

SML ACQUISITION CORP.

DOLCE VITA FOOTWEAR, INC.

DANIEL BARBARA ENTERPRISES , LLC

SCHWARTZ & BENJAMIN, INC.

BDS, INC.

QUINBY RIDGE ENTERPRISES, LLC

REPORT FOOTWEAR, INC.

B.B. DAKOTA, INC.

GREATS BRAND INC.

By:	/s/ Arvind Dharia
Name: Arvind Dharia
Title: CFO